Exhibit 10.13

PRODUCTION & BROADCASTING AGREEMENT

By and between: Accel Media International LLC. (“Accel”)

And GlobeX Data, LTD. (SWISF) (“Client”)

Effective Date August 5, 2021

RECITALS:

This Production Agreement (this “Agreement”) is made as of Effective Date written above (“Effective Date”), by and among GlobeX Data, Ltd. (SWISF) (the “Client”), whose principal place of business is First Canadian Place, 100 King Street West, Suite 5600, Toronto, ON M5X 1C9, Canada and Accel Media International LLC, having its principal place of business at 201 East 5th Street, Suite 1200, Sheridan, WY 82801 and is made in light of the following recitals which are a material part hereof:

WHEREAS Accel Media International LLC, is an independent media services company and Accel Media International LLC, has knowledge and experience to provide television, production, media analysis, procurement as the Client believes can assist it in furthering its media awareness; WHEREAS, Client is retaining Accel Media International LLC, to create media content and assist in the distribution thereof, and perform certain services as set forth on Schedule A annexed hereto. NOW, THEREFORE, for and in consideration of good and valuable consideration, including, but not limited to the mutual promises set forth herein, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereby agree as follows:

WITNESSETH: Recitals Govern. The parties desire to enter into this Agreement for purposes of carrying out the above recitals and intentions set forth above and this Agreement shall be construed in light thereof.

Compensation for Services: The Client agrees to pay Accel Media International LLC, $29,500 per month for 6 months, $59,000 (2 months payments) due upon signing and the remaining monthly payments due monthly commencing 9/16/21 and ending 12/16/21.

Client’s Initials:	/s/ AG	Accel’s Initials:	/s/ VC

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Production Services: Accel Media International LLC, agrees to provide the Services to the Client during the “Term” (as hereinafter defined). Accel Media International LLC, agrees to provide such information, evaluation, and analysis, in accordance with the Services as will assist in maximizing the effectiveness of the Client’s business model. Accel shall personally provide the Services and the Client understands that the nature of the services to be provided are part-time and that Accel will be engaged in other business activities during the term of this Agreement.

Conflicts: The Client waives any claim of conflict and acknowledges that Accel has owned and continues to work with and provide production services with companies in competitive businesses.

Confidential Information: Accel agrees that any information received by Accel during any furtherance of Accel’s obligations in accordance with this Agreement, which concerns the personal, financial or other affairs of the Client will be treated by Accel in full confidence and will not be revealed to any other persons, firms or organizations. In connection herewith, Accel and the Client have entered into that Confidentiality Agreement in the form attached hereto as Schedule B.

Role of Accel Media International, LLC: Accel shall produce an informative T.V. show which will discuss the Client and its business. Accel Media International, LLC will broadcast this show on a well-known network, and keep the show archived for two (2) years via its website www.newtothestreet.com.

Liability: With regard to the services to be performed by Accel Media International LLC, pursuant to this Agreement, Accel Media International LLC, shall not be liable to the Client, or to anyone who may claim any right due to any relationship with the Client, for any acts or omissions in the performance of services on the part of Accel or on the part of the agents or employees of Accel, except when said acts or omissions of Accel Media International LLC, are due to willful misconduct or gross negligence of Accel Media International LLC. The Client shall hold Accel Media International LLC, free and harmless from any obligations, costs, claims, judgments, attorneys’ fees, and attachments arising directly out of the services rendered to the Client pursuant to the terms of this Agreement or in any way connected with the rendering of services, except when the same shall arise due to the willful misconduct or gross negligence of Accel and Accel Media International LLC, is adjudged to be guilty of willful misconduct or gross negligence by a court of competent jurisdiction.

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Term: The term of this Agreement shall commence as of the Effective Date and shall continue for a period of 6 months from that date unless sooner terminated as provided herein. It is understood that this Agreement shall not automatically renew and no obligations to renew are implied notwithstanding continued efforts to fulfill terms and conditions incomplete as of the termination of this Agreement. The Client has the option to renew this Agreement for an additional 6 months. Written notification to renew must be received by Accel Media International LLC by 1/1/22.

Performance of Services: Accel Media International LLC, will perform most services in accordance with this Agreement at a location and at times chosen in Accel’s discretion.

Representations and Warranties: Client Representations & Warranties. The Client represents and warrants to Accel Media International LLC, that: The shares/stocks to be issued are authorized to be issued by the Client; The Client has full right, power, and corporate authority to execute and enter into this Agreement, and to execute all underlying documents and to bind such entity to the terms and obligations hereto and to the underlying documents and to deliver the interests and consideration conveyed thereby, same being authorized by power and authority vested in the party signing on behalf of the Client; Accel Media International LLC, Representations.

Accel Media International LLC, represents and warrants to the Client that:

It will acquire the same for investment and not with a view to the sale or other distribution thereof and will not at any time sell, exchange, transfer, or otherwise dispose of the same under circumstances that would constitute a violation of Securities Laws.

Each of the warranties, representations, and covenants contained in this Agreement by any party thereto shall be continuous and shall survive the delivery of Accel’s Services and the termination of this Agreement.

Accel Media International LLC, is an independent contractor and will not and cannot make any binding obligations on behalf of the Client; If Accel Media International LLC, comes into possession of non-public information, Accel Media International LLC, will cease ALL trading activity until such information becomes public or stale.

Notwithstanding the aforementioned, it is neither the Client’s nor Accel’s intention for Accel Media International LLC, to hold onto the shares/stocks indefinitely.

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Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) shall be entered in any court having jurisdiction thereof. For that purpose and the resolution of any other claim hereunder, the parties hereto consent to the exclusive jurisdiction and venue of an appropriate court located in the County of Nassau or Suffolk, New York. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be a Founder, Managing Partners. In such an event, no action shall be entertained by said Court or any Court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually occurred regardless of whether damages were otherwise as of said time calculable.

Notices: All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or delivered by facsimile or delivered personally to the address written above or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this section shall be deemed given when mailed.

Binding Effect, Assignment, and Succession: All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of his, her or its respective heirs, personal representatives, successors, and assigns, whether so expressed or not. Except for assignment of the options as provided above, no party to this Agreement may, however, assign his rights hereunder or delegate his obligations hereunder to any other person or entity without the express prior written consent of the other parties hereto.

Entire Agreement and Interpretation: This Agreement, including any exhibits and schedules thereto, constitutes and contains the entire agreement between the Client and Accel Media International LLC, with respect to the provision of Accel’s Services and Compensation and supersedes any prior agreement by the parties, whether written or oral. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver of a breach of any term or condition of this Agreement must be in writing and signed by the party sought to be charged with such waiver, and such waiver shall not be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this agreement.

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Miscellaneous: The section headings contained in this Agreement are inserted as a matter of convenience and shall not be considered in interpreting or construing this Agreement. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The invalidity or lack of enforce-ability of any provision of this Agreement shall not affect the validity or enforce-ability of the remaining provisions.

Time is of the essence in this Agreement and the obligations of the parties hereto.

IN WITNESS WHEREOF, the Client and Accel Media International LLC, have executed this Agreement as of the day and year first written above.

Client Signature:	Accel Media International LLC:

/s/ Alain Ghiai	/s/ Vince Caruso
Alain Ghiai, CEO	Vince Caruso, Managing Member
GlobeX Data Ltd, (SWISF)	Accel Media International LLC

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SCHEDULE A: Schedule of Services and Deliverables. Accel shall provide the following Strategic Services:

Broadcast radio spots on Bloomberg Radio throughout the New York, San Francisco, Washington DC and Boston listener markets. The schedule of broadcast runs include:

●	New York WBBR-AM 99+ Monthly Spots M-F, August 2021 thru January 2022.
●	San Francisco KNEW-AM 99+ Monthly Spots M-F, August 2021 thru January 2022.
●	Washington DC WDCH-AM Monthly Spots M-F, August 2021 thru January 2022.
●	Boston WRCA-AM Monthly Spots M-F, August 2021 thru January 2022.

Note: Please see attachment for detailed run time schedule. January 2022 is not displayed but will be the same spots as indicated on the attachment.

SCHEDULE B: Confidentiality Agreement

This Confidentiality Agreement (hereafter this “Agreement”), made this 5th day of August, 2021 between GlobeX Data Ltd. (SWISF), (the “Client”), First Canadian Place, 100 King Street West, Suite 5600, Toronto, ON M5X 1C9, Canada and Accel Media International LLC, having its principal place of business at 201 East 5th Street, Suite 1200, Sheridan, WY 82801. Given that the client and Accel Media International LLC, each desire to make certain confidential information concerning the Client, its technology, its investments, its processes, its marketing strategies, its capitalization, and finances, and its business, as well as similar confidential information lawfully possessed by Accel Media International LLC, (collectively, the “Information”) for purposes, agreed to be legitimate and the Client and Accel Media International LLC, each agree to hold such information confidential pursuant to the terms of this Agreement, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged and with the intent to be legally bound hereby, the Client and Accel Media International LLC, agree as follows:

The Information includes, but is not limited to, (i) all proprietary information on the Client, (ii) any and all data and information given or made available to Accel Media International LLC, by the Client, whether written or in machine-readable form, (iii) any and all of the Client’s and Accel’s notes, work papers, investigations, studies, computer printouts, and any other work product including electronic data files, regardless of nature containing any such data and information, (iv) all copies of any of the foregoing, and (v) any information reasonably known, knowable or foresee-ably could or should be confidential by a reasonably prudent person upon a preponderance of the evidence.

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Accel Media International LLC, and Client each understand that the Information is proprietary to the client and Accel Media International LLC, and each agrees to hold the Information given by the other strictly confidential, except as used in connection with the services being rendered by the Client. The Client and Accel each agree that the Information shall be used for the purpose of performing the services hereunder. Neither the Client nor Accel Media International LLC, shall have the right to make copies or hold copies of documents except for reports and notes which have been generated by them, which reports, and notes shall be retained for their exclusive use and shall remain confidential.

It is understood that this Confidentiality Agreement shall not apply to any information otherwise covered herein (i) which is known to either the Client Accel Media International LLC, prior to the date of the Confidentiality Agreement, (ii) which is disclosed to Accel or the Client by a third party who has not directly or indirectly received such Information in violation of an agreement with party from whom it was received, or (iii) which is generally known within the industry.

This Confidentiality Agreement shall be governed by and construed in accordance with the laws of New York and shall be enforceable solely by and be for the sole benefit of Accel Media International LLC, and Client, their successors and assigns.

In witness whereof, the Client and Accel Media International LLC, have executed this Agreement as of the date above.

Client Signature:	Accel Signature:

/s/ Alain Ghiai	/s/ Vince Caruso
Alain Ghiai, CEO	Vince Caruso, Managing Member
GlobeX Data Ltd, (SWISF)	Accel Media International LLC

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PRODUCTION & BROADCASTING AGREEMENT

By and between: Accel Media International LLC. (“Accel”)

And GlobeX Data, LTD. (SWISF) (“Client”)

Effective Date August 5, 2021

RECITALS:

This Production Agreement (this “Agreement”) is made as of Effective Date written above (“Effective Date”), by and among GlobeX Data, Ltd. (SWISF) (the “Client”), whose principal place of business is First Canadian Place, 100 King Street West, Suite 5600, Toronto, ON M5X 1C9, Canada and Accel Media International LLC, having its principal place of business at 201 East 5th Street, Suite 1200, Sheridan, WY 82801 and is made in light of the following recitals which are a material part hereof:

WHEREAS Accel Media International LLC, is an independent media services company and Accel Media International LLC, has knowledge and experience to provide television, production, media analysis, procurement as the Client believes can assist it in furthering its media awareness; WHEREAS, Client is retaining Accel Media International LLC, to create media content and assist in the distribution thereof, and perform certain services as set forth on Schedule A annexed hereto. NOW, THEREFORE, for and in consideration of good and valuable consideration, including, but not limited to the mutual promises set forth herein, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereby agree as follows:

WITNESSETH: Recitals Govern. The parties desire to enter into this Agreement for purposes of carrying out the above recitals and intentions set forth above and this Agreement shall be construed in light thereof.

Compensation for Services: The Client agrees to pay Accel Media International LLC, $29,500 per month for 6 months, $59,000 (2 months payments) due upon signing and the remaining monthly payments due monthly commencing 9/16/21 and ending 12/16/21.

Client’s Initials:	Accel’s Initials:

1

Production Services: Accel Media International LLC, agrees to provide the Services to the Client during the “Term” (as hereinafter defined). Accel Media International LLC, agrees to provide such information, evaluation, and analysis, in accordance with the Services as will assist in maximizing the effectiveness of the Client’s business model. Accel shall personally provide the Services and the Client understands that the nature of the services to be provided are part-time and that Accel will be engaged in other business activities during the term of this Agreement.

Conflicts: The Client waives any claim of conflict and acknowledges that Accel has owned and continues to work with and provide production services with companies in competitive businesses.

Confidential Information: Accel agrees that any information received by Accel during any furtherance of Accel’s obligations in accordance with this Agreement, which concerns the personal, financial or other affairs of the Client will be treated by Accel in full confidence and will not be revealed to any other persons, firms or organizations. In connection herewith, Accel and the Client have entered into that Confidentiality Agreement in the form attached hereto as Schedule B.

Role of Accel Media International, LLC: Accel shall produce an informative T.V. show which will discuss the Client and its business. Accel Media International, LLC will broadcast this show on a well-known network, and keep the show archived for two (2) years via its website www.newtothestreet.com.

Liability: With regard to the services to be performed by Accel Media International LLC, pursuant to this Agreement, Accel Media International LLC, shall not be liable to the Client, or to anyone who may claim any right due to any relationship with the Client, for any acts or omissions in the performance of services on the part of Accel or on the part of the agents or employees of Accel, except when said acts or omissions of Accel Media International LLC, are due to willful misconduct or gross negligence of Accel Media International LLC. The Client shall hold Accel Media International LLC, free and harmless from any obligations, costs, claims, judgments, attorneys’ fees, and attachments arising directly out of the services rendered to the Client pursuant to the terms of this Agreement or in any way connected with the rendering of services, except when the same shall arise due to the willful misconduct or gross negligence of Accel and Accel Media International LLC, is adjudged to be guilty of willful misconduct or gross negligence by a court of competent jurisdiction.

2

Term: The term of this Agreement shall commence as of the Effective Date and shall continue for a period of 6 months from that date unless sooner terminated as provided herein. It is understood that this Agreement shall not automatically renew and no obligations to renew are implied notwithstanding continued efforts to fulfill terms and conditions incomplete as of the termination of this Agreement. The Client has the option to renew this Agreement for an additional 6 months. Written notification to renew must be received by Accel Media International LLC by 1/1/22.

Performance of Services: Accel Media International LLC, will perform most services in accordance with this Agreement at a location and at times chosen in Accel’s discretion.

Representations and Warranties: Client Representations & Warranties. The Client represents and warrants to Accel Media International LLC, that: The shares/stocks to be issued are authorized to be issued by the Client; The Client has full right, power, and corporate authority to execute and enter into this Agreement, and to execute all underlying documents and to bind such entity to the terms and obligations hereto and to the underlying documents and to deliver the interests and consideration conveyed thereby, same being authorized by power and authority vested in the party signing on behalf of the Client; Accel Media International LLC, Representations.

Accel Media International LLC, represents and warrants to the Client that:

It will acquire the same for investment and not with a view to the sale or other distribution thereof and will not at any time sell, exchange, transfer, or otherwise dispose of the same under circumstances that would constitute a violation of Securities Laws.

Each of the warranties, representations, and covenants contained in this Agreement by any party thereto shall be continuous and shall survive the delivery of Accel’s Services and the termination of this Agreement.

Accel Media International LLC, is an independent contractor and will not and cannot make any binding obligations on behalf of the Client; If Accel Media International LLC, comes into possession of non-public information, Accel Media International LLC, will cease ALL trading activity until such information becomes public or stale.

Notwithstanding the aforementioned, it is neither the Client’s nor Accel’s intention for Accel Media International LLC, to hold onto the shares/stocks indefinitely.

3

Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) shall be entered in any court having jurisdiction thereof. For that purpose and the resolution of any other claim hereunder, the parties hereto consent to the exclusive jurisdiction and venue of an appropriate court located in the County of Nassau or Suffolk, New York. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be a Founder, Managing Partners. In such an event, no action shall be entertained by said Court or any Court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually occurred regardless of whether damages were otherwise as of said time calculable.

Notices: All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or delivered by facsimile or delivered personally to the address written above or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this section shall be deemed given when mailed.

Binding Effect, Assignment, and Succession: All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of his, her or its respective heirs, personal representatives, successors, and assigns, whether so expressed or not. Except for assignment of the options as provided above, no party to this Agreement may, however, assign his rights hereunder or delegate his obligations hereunder to any other person or entity without the express prior written consent of the other parties hereto.

Entire Agreement and Interpretation: This Agreement, including any exhibits and schedules thereto, constitutes and contains the entire agreement between the Client and Accel Media International LLC, with respect to the provision of Accel’s Services and Compensation and supersedes any prior agreement by the parties, whether written or oral. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver of a breach of any term or condition of this Agreement must be in writing and signed by the party sought to be charged with such waiver, and such waiver shall not be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this agreement.

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Miscellaneous: The section headings contained in this Agreement are inserted as a matter of convenience and shall not be considered in interpreting or construing this Agreement. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The invalidity or lack of enforce-ability of any provision of this Agreement shall not affect the validity or enforce-ability of the remaining provisions. Time is of the essence in this Agreement and the obligations of the parties hereto.

IN WITNESS WHEREOF, the Client and Accel Media International LLC, have executed this Agreement as of the day and year first written above.

Client Signature:	Accel Media International LLC:

Alain Ghiai, CEO	Vince Caruso, Managing Member
GlobeX Data Ltd, (SWISF)	Accel Media International LLC

5

SCHEDULE A: Schedule of Services and Deliverables. Accel shall provide the following Strategic Services:

Broadcast radio spots on Bloomberg Radio throughout the New York, San Francisco, Washington DC and Boston listener markets. The schedule of broadcast runs include:

●	New York WBBR-AM 99+ Monthly Spots M-F, August 2021 thru January 2022.
●	San Francisco KNEW-AM 99+ Monthly Spots M-F, August 2021 thru January 2022.
●	Washington DC WDCH-AM Monthly Spots M-F, August 2021 thru January 2022.
●	Boston WRCA-AM Monthly Spots M-F, August 2021 thru January 2022.

Note: Please see attachment for detailed run time schedule. January 2022 is not displayed but will be the same spots as indicated on the attachment.

SCHEDULE B: Confidentiality Agreement

This Confidentiality Agreement (hereafter this “Agreement”), made this 5th day of August, 2021 between GlobeX Data Ltd. (SWISF), (the “Client”), First Canadian Place, 100 King Street West, Suite 5600, Toronto, ON M5X 1C9, Canada and Accel Media International LLC, having its principal place of business at 201 East 5th Street, Suite 1200, Sheridan, WY 82801. Given that the client and Accel Media International LLC, each desire to make certain confidential information concerning the Client, its technology, its investments, its processes, its marketing strategies, its capitalization, and finances, and its business, as well as similar confidential information lawfully possessed by Accel Media International LLC, (collectively, the “Information”) for purposes, agreed to be legitimate and the Client and Accel Media International LLC, each agree to hold such information confidential pursuant to the terms of this Agreement, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged and with the intent to be legally bound hereby, the Client and Accel Media International LLC, agree as follows:

The Information includes, but is not limited to, (i) all proprietary information on the Client, (ii) any and all data and information given or made available to Accel Media International LLC, by the Client, whether written or in machine-readable form, (iii) any and all of the Client’s and Accel’s notes, work papers, investigations, studies, computer printouts, and any other work product including electronic data files, regardless of nature containing any such data and information, (iv) all copies of any of the foregoing, and (v) any information reasonably known, knowable or foresee-ably could or should be confidential by a reasonably prudent person upon a preponderance of the evidence.

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Accel Media International LLC, and Client each understand that the Information is proprietary to the client and Accel Media International LLC, and each agrees to hold the Information given by the other strictly confidential, except as used in connection with the services being rendered by the Client. The Client and Accel each agree that the Information shall be used for the purpose of performing the services hereunder. Neither the Client nor Accel Media International LLC, shall have the right to make copies or hold copies of documents except for reports and notes which have been generated by them, which reports, and notes shall be retained for their exclusive use and shall remain confidential.

It is understood that this Confidentiality Agreement shall not apply to any information otherwise covered herein (i) which is known to either the Client Accel Media International LLC, prior to the date of the Confidentiality Agreement, (ii) which is disclosed to Accel or the Client by a third party who has not directly or indirectly received such Information in violation of an agreement with party from whom it was received, or (iii) which is generally known within the industry.

This Confidentiality Agreement shall be governed by and construed in accordance with the laws of New York and shall be enforceable solely by and be for the sole benefit of Accel Media International LLC, and Client, their successors and assigns.

In witness whereof, the Client and Accel Media International LLC, have executed this Agreement as of the date above.

Client Signature:	Accel Signature:

Alain Ghiai, CEO	Vince Caruso, Managing Member
GlobeX Data Ltd, (SWISF)	Accel Media International LLC

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